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                                                                  Exhibit 10.10

                               INDEMNITY AGREEMENT

                  THIS AGREEMENT is made and entered into this ____ day of __________, 1999 by and between Tumbleweed Software Corporation, a California corporation and, following its reincorporation into Delaware, a Delaware corporation (the "Corporation"), and _________________ ("Agent"). This Agreement super sedes any and all indemnity agreement(s) previously entered into between the Corporation and the Agent.

                                    RECITALS

                  WHEREAS, Agent performs a valuable service to the Corporation in his capacity as ______________ of the Corporation;

                  WHEREAS, the current By-laws and Amended and Restated Articles of Incorporation of the Corporation, and the Amended and Restated By-laws and Amended and Restated Certificate of Incorporation to be adopted upon the consum mation of the Company's currently contemplated initial public offering (collectively, the "Charter Documents") require the Corporation to indemnify and advance expenses to its directors and officers to the full extent permitted by the California Corporations Code, as amended, and, following the Corporation's reincorporation in Delaware, by the Delaware General Corporation Law, as amended (as applicable, the "Code") and the Agent intends to continue serving as a director or officer of the Corporation in part in reliance on such Charter Documents and Code;

                  WHEREAS, the Charter Documents and the Code, by their non-exclusive nature, permit contracts between the Corporation and its agents, officers, employees and other agents with respect to indemnification of such persons; and

                  WHEREAS, in order to induce Agent to continue to serve as ___________ of the Corporation, the Corporation has determined and agreed to enter into this Agreement with Agent;

                  NOW, THEREFORE, in consideration of Agent's continued service as __________ after the date hereof, the parties hereto agree as follows:

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                                    AGREEMENT

                  1. SERVICES TO THE CORPORATION. Agent will serve, at the will of the Corporation or under separate contract, if any such contract exists, as __________ of the Corporation or as a director, officer or other fiduciary of an affiliate of the Corporation (including any employee benefit plan of the Corporation) faithfully and to the best of his or her ability so long as he or she is duly elected and qualified in accordance with the provisions of the Charter Documents or the charter documents of such affiliate; provided, however, that Agent may at any time and for any reason resign from such position (subject to any contractual obligation that Agent may have assumed apart from this Agreement) and that the Corporation or any affiliate shall have no obligation under this Agreement to continue Agent in any such position.

                  2. INDEMNITY OF AGENT. The Corporation hereby agrees to hold harmless and indemnify Agent to the fullest extent authorized or permitted by the provisions of the Charter Documents and the Code, as the same may be amended from time to time (but, only to the extent that such amendment permits the Corpora tion to provide broader indemnification rights than the Charter Documents or the Code permitted prior to adoption of such amendment).

                  3. ADDITIONAL INDEMNITY. In addition to and not in limitation of the indemnification otherwise provided for herein, and subject only to the exclu sions set forth in Section 4 hereof, the Corporation hereby further agrees to hold harmless and indemnify Agent:

                  (a) against any and all expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Agent becomes legally obligated to pay (including interest, assessments and other charges paid or payable, because of, or in preparation for the defense of, any claim or claims made against or by him or her in connection with any threatened, pending or completed action, suit or proceed ing, whether civil, criminal, arbitrational, administrative or investigative (including an action by or in the right of the Corporation) to which Agent is, was or at any time becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, by reason of the fact that Agent is, was or at any time becomes a director, officer, employee or other agent of Corporation, or is or was serving or at any time serves at the request of the Corporation as a director, officer, employee or

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         other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

                  (b) otherwise to the fullest extent as may be provided to Agent by the Corporation under the non-exclusivity provisions of the Code and the Charter Documents.

                  4. LIMITATIONS ON ADDITIONAL INDEMNITY. No indemnity pursuant to Section 3 hereof shall be paid by the Corporation:

                  (a) on account of any claim against Agent for an accounting of profits made from the purchase or sale by Agent of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

                   (b) on account of Agent's conduct that was knowingly fraudulent or deliberately dishonest or that constituted willful misconduct;

                  (c) on account of Agent's conduct that constituted a breach of Agent's duty of loyalty to the Corporation or resulted in any personal profit or advan tage to which Agent was not legally entitled;

                  (d) for which payment is actually made to Agent under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment under such insurance, clause, bylaw or agreement;

                  (e) if indemnification is not lawful (and, in this respect, both the Corporation and Agent have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication);

                  (f) if indemnification is not authorized in the specific case upon a determination that indemnification is proper in the circumstances because the Agent has met the standard of conduct required by the Code, as applicable, which determination shall be made by a majority of directors who are not

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         party to the action or a committee designated by such directors, independent legal counsel or the stockholders; or

                  (g) in connection with any proceeding (or part thereof) initiated by Agent, or any proceeding by Agent against the Corporation or its directors, officers, employees or other agents, unless (i) such indemnification is ex pressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Corporation,
         (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Code, or (iv) the proceeding is initiated pursuant to Section 9 hereof.

                  5. CONTINUATION OF INDEMNITY. All agreements and obligations of the Corporation contained herein shall continue during the period Agent is a director, officer, employee or other agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Agent shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Agent was serving in the capacity referred to herein.

                  6. PARTIAL INDEMNIFICATION. Agent shall be entitled under this Agreement to indemnification by the Corporation for a portion of the expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Agent becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 3 hereof even if not entitled hereunder to indemnification for the total amount thereof, and the Corporation shall indemnify Agent for the portion thereof to which Agent is entitled.

                  7. NOTIFICATION AND DEFENSE OF CLAIM. Not later than thirty
(30) days after receipt by Agent of notice of the commencement of any action, suit or proceeding, Agent will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability which it may have to Agent otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Agent notifies the Corpora tion of the commencement thereof:

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                  (a) the Corporation will be entitled to participate therein at its own expense;

                  (b) except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Agent. After notice from the Corporation to Agent of its election to assume the defense thereof, the Corporation will not be liable to Agent under this Agreement for any legal or other expenses subse quently incurred by Agent in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Agent shall have the right to employ separate counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Agent unless (i) the employment of counsel by Agent has been authorized by the Corporation, (ii) Agent shall have reasonably concluded that there may be a conflict of interest between the Corporation and Agent in the conduct of the defense of such action or
         (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Agent's separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Agent shall have made the conclusion provided for in clause (ii) above; and

                  (c) the Corporation shall not be liable to indemnify Agent under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld. The Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Agent without Agent's written consent, which may be given or withheld in Agent's sole discretion.

                  8. EXPENSES. The Corporation shall advance, prior to the final disposition of any proceeding, promptly following request therefor, all expenses incurred by Agent in connection with such proceeding upon receipt of an undertak ing by or on behalf of Agent to repay said amounts if it shall be determined ulti mately that Agent is not entitled to be indemnified under the provisions of this Agreement, the Charter Documents, the Code or otherwise.

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                  9. ENFORCEMENT. Any right to indemnification, advances or
insurance recovery granted by this Agreement or any other agreement or provision contained in a Charter Document now or hereafter in effect to Agent shall be enforceable by or on behalf of Agent in any court of competent jurisdiction if
(i) the claim for indemnification, advances or insurance recovery is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety
(90) days of request therefor. Agent, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under Section 3 hereof (other than an action brought to enforce a claim for expenses pursuant to Section 8 hereof, provided that the required undertaking has been tendered to the Corporation) that Agent is not entitled to indemnification because of the limitations set forth in Section 4 hereof. Neither the failure of the Corporation (including its Board of Directors or its shareholders) to have made a determination prior to the commence ment of such enforcement action that indemnification of Agent is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors or its shareholders) that such indemnification is improper shall be a defense to the action or create a presumption that Agent is not entitled to indemnifi cation under this Agreement or otherwise.

                  10. SUBROGATION. In the event of payment under this Agree ment, the Corporation shall be surrogated to the extent of such payment to all of the rights of recovery of Agent, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

                  11. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on Agent by this Agreement shall not be exclusive of any other right which Agent may have or hereafter acquire under any statute, provision of the Charter Documents, agreement, vote of shareholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

                  12. BURDEN OF PROOF. In connection with any determination as to whether the Agent is entitled to be indemnified hereunder the burden of proof shall be on the Company to establish that Agent is not so entitled.

                  13. LIABILITY INSURANCE. To the extent the Company main tains an insurance policy or policies providing directors' and officers' liability insurance, Agent shall be covered by such policy or policies, in accordance with its

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or their terms, to the maximum extent of coverage available to any Company director of officer.

                  13.  SURVIVAL OF RIGHTS.

                  (a) The rights conferred on Agent by this Agreement shall continue after Agent has ceased to be a director, officer, employee or other agent of the Corporation or to serve at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of Agent's heirs, executors and administrators.

                  (b) The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substan tially all of the business or assets of the Corporation, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

                  14. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provi sion hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Corporation shall nevertheless indemnify Agent to the fullest extent provided by the Charter Documents, the Code or any other applicable law.

                  15. GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of California prior to the Com pany's reincorporation into Delaware, and following such reincorporation, in accordance with the laws of the State of Delaware.

                  16. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

                  17. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed

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to be an original but all of which together shall constitute but one and the same Agreement.

                  18. HEADINGS. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

                  19. NOTICES. All notices, requests, demands and other communica tions hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such communication was directed, (ii) upon the third business day after the date on which such communication was mailed if mailed by certified or registered mail with postage prepaid, (iii) upon the first business day after the date on which such communication was sent by a nationally recognized overnight delivery service, with delivery confirmed, or (iv) upon delivery by facsimile, with receipt confirmed, addressed as follows:

                  (a) If to Agent, at the address indicated on the signature page hereof.

                  (b) If to the Corporation, to

                  Tumbleweed Software Corporation
                  2010 Broadway
                  Redwood City, California 94063
                  Attention:  President and CEO
                  Fax: (650) 369-7197

or to such other address as may have been furnished to Agent by the Corporation.






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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                    TUMBLEWEED SOFTWARE CORPORATION



                                    By:
                                        ---------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------

                                    AGENT



                                    By:
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                                        Print Name:
                                                   ----------------------------

                                        Address:
                                                -------------------------------

                                                -------------------------------

                                                -------------------------------

                                           Fax:
                                               --------------------------------






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